SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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Filed by a Party other than the Registrant [    ]

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[ ] [ ] [X] [ ] [ ]	Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

Dreyfus Bond Funds, Inc.
Dreyfus California Tax Exempt Money Market Fund
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Insured Municipal Bond Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Funds, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California Tax Exempt Bond Fund, Inc.
Dreyfus Premier Stock Funds
Strategic Funds, Inc.

(Name of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Stockholder:

           Your Dreyfus fund(s) and certain other funds in The Dreyfus Family of Funds will hold special stockholder meetings on September 20, 2006. Stockholders of each of these funds will be asked to elect Board members of their funds. The nominees are current Board members of some or all of these funds. The election of additional Board members to your fund is being proposed primarily so as to consolidate the Boards of these funds. The enclosed proxy statement describes the nominees’ qualifications and each of their respective current roles overseeing funds in The Dreyfus Family of Funds. Please take the time to read the enclosed materials.

           Since the proposal to elect Board members is common to these funds, we have combined the proxy statement to save on fund expenses. If you own shares of more than one of these Dreyfus funds, the combined proxy statement also may save you the time of reading more than one document before you vote. If you own shares of more than one of these Dreyfus funds on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one for each fund in which you own shares.

           Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s). These voting methods will save the funds money because they would not have to pay for return-mail postage. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

           Your vote is very important to us. If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-645-6561. Thank you for your response and for your continued investment with The Dreyfus Family of Funds.

Sincerely,

Stephen E. Canter
President

Dreyfus Bond Funds, Inc.
Dreyfus California Tax Exempt Money Market Fund
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Insured Municipal Bond Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Funds, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California Tax Exempt Bond Fund, Inc.
Dreyfus Premier Stock Funds
Strategic Funds, Inc.

_______________________________

Notice of Special Meetings of Stockholders
To Be Held on September 20, 2006

_______________________________

To the Stockholders:

                Special Meetings of Stockholders of each of the funds in The Dreyfus Family of Funds listed above (each, a "Fund" and, collectively, the "Funds")* will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on September 20, 2006 at the time set forth on Schedule 1 to the Proxy Statement, for the following purposes:

             1.      To elect Board members to hold office until their successors are duly elected and qualified.

             2.      To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

*	Dreyfus Bond Funds, Inc., Dreyfus Municipal Funds, Inc., Dreyfus Premier Stock Funds, and Strategic Funds, Inc. are "series" investment companies comprised of separate portfolios, each of which may be deemed a Fund, as applicable, in the Proxy Statement. For a list of the series, see Schedule 1 to the Proxy Statement.

           Stockholders of record at the close of business on July 18, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards Michael A. Rosenberg Secretary

New York, New York
August 2, 2006

WE NEED YOUR PROXY VOTE.
A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Dreyfus Bond Funds, Inc.
Dreyfus California Tax Exempt Money Market Fund
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus GNMA Fund, Inc.
Dreyfus Insured Municipal Bond Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Municipal Funds, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California Tax Exempt Bond Fund, Inc.
Dreyfus Premier Stock Funds
Strategic Funds, Inc.

COMBINED PROXY STATEMENT

Special Meetings of Stockholders
to be held on September 20, 2006

           This Proxy Statement is furnished in connection with a solicitation of proxies by each of the respective Boards of Dreyfus Bond Funds, Inc. ("DBF"), Dreyfus California Tax Exempt Money Market Fund ("DCAMMF"), Dreyfus Connecticut Municipal Money Market Fund, Inc. ("DCTMMF"), Dreyfus GNMA Fund, Inc. ("DGNMAF"), Dreyfus Insured Municipal Bond Fund, Inc. ("DINMBF"), Dreyfus Intermediate Municipal Bond Fund, Inc. ("DIMBF"), Dreyfus Massachusetts Municipal Money Market Fund ("DMAMMF"), Dreyfus Municipal Funds, Inc. ("DMF"), Dreyfus Municipal Money Market Fund, Inc. ("DMMMF"), Dreyfus New Jersey Municipal Money Market Fund, Inc. ("DNJMMF"), Dreyfus New York Tax Exempt Bond Fund, Inc. ("DNYBF"), Dreyfus New York Tax Exempt Intermediate Bond Fund ("DNYIBF"), Dreyfus New York Tax Exempt Money Market Fund ("DNYMMF"), Dreyfus Pennsylvania Municipal Money Market Fund ("DPAMMF"), Dreyfus Premier California Tax Exempt Bond Fund, Inc. ("DPCABF"), Dreyfus Premier Stock Funds ("DPSF"), and Strategic Funds, Inc. ("SF") (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Stockholders (the "Meeting") of each Fund to be held on September 20, 2006 at the time set forth on Schedule 1 to this Proxy Statement, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in such Notice. Stockholders of record at the close of business on July 18, 2006 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet or by letter or telegram directed to the relevant Fund, which must indicate the stockholder’s name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

           Stockholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the stockholders of each other Fund on the election of Board members. It is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

           Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this Proxy Statement.

           The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

PROPOSAL: ELECTION OF BOARD MEMBERS

           It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Board members of their Fund as indicated. The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons" of the Funds ("Independent Board members"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Nominees currently serve as Board members of some or all of the Funds. Some Board members of certain Funds (Joseph S. DiMartino with respect to each Fund and David W. Burke with respect to each Fund except DMF) were previously elected by shareholders and need not be re-elected to the Board of those Funds. The election of additional Board members to the Boards of Funds is being proposed primarily so as to consolidate the Boards of the Funds. Consolidating the Boards of the Funds may provide certain administrative efficiencies and potential future cost savings for the Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the indicated Funds if elected. With respect to DBF, DCAMMF, DINMBF, DMMMF, DPSF and SF, the Nominees for election as Board members of these Funds are: Gordon J. Davis, Joni Evans, Arnold S. Hiatt and Burton N. Wallack. With respect to DCTMMF, DGNMAF, DIMBF, DMAMMF, DMF, DNJMMF, DNYBF, DNYIBF, DNYMMF, DPAMMF and DPCABF, the Nominees for election as Board members of these Funds are: David W. Burke (DMF only), William Hodding Carter III, Ehud Houminer, Richard C. Leone, Hans C. Mautner, Robin A. Melvin and John E. Zuccotti.

           The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the respective Fund commencing, subject to the discretion of the Board, on or about January 1, 2007 (other than those Nominees who are current Independent Board members of such Fund) and until his or her successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds’ Independent Board members may recommend. Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the current Board members and Nominees, including their principal occupations and other board memberships and affiliations and when they first became a Board member of a Fund of which they are currently a Board member. The address of each Board member and Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166. Information about each Board member’s and Nominee’s ownership of shares of the Funds and other relevant information, including information about the Funds’ officers, is set forth on Exhibit A to this Proxy Statement.

Name (Age) of Board Member or Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

David W. Burke (70)
Board Member
    DBF (1994)
    DCAMMF (1994)
    DCTMMF (1994)
    DGNMAF (1994)
    DINMBF (1994)
    DIMBF (1994)
    DMAMMF (1994)
    DMF (1994)
    DMMMF (1994)
    DNJMMF (1994)
    DNYBF (1994)
    DNYIBF (1994)
    DNYMMF (1994)
    DPAMMF (1994)
    DPCABF (1994)
    DPSF (2003)
    SF (1994)
Corporate Director and Trustee	John F. Kennedy Library Foundation, Director
U.S.S. Constitution Museum, Director
Board member of 51 funds (52 if elected at
  the Meeting) in The Dreyfus Family of Funds
(77 portfolios and 82 if elected at the Meeting)

William Hodding Carter III (71) Board Member DBF (1988) DCAMMF (1988) DINMBF (1988) DMMMF (1988) DPSF (2003) SF (1988)	Professor of Leadership and
  Public Policy, University of
  North Carolina, Chapel Hill
  (January 1, 2006-Present)
President and Chief Executive
  Officer of the John S. and
  James L. Knight Foundation
(1998-2005)	The Century Foundation, Director Emeritus
The Enterprise Corporation of the Delta, Director
Board member of 8 funds (19 if elected at
  the Meeting) in The Dreyfus Family of Funds
(12 portfolios and 27 if elected at the Meeting)

Gordon J. Davis (64) Board Member DCTMMF (1995) DGNMAF (1995) DIMBF (1995) DMAMMF (1995) DMF (1995) DNJMMF (1995) DNYBF (1995) DNYIBF (1995) DNYMMF (1995) DPAMMF (1995) DPCABF (1995)	Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP President, Lincoln Center for the Performing Arts, Inc. (2001)	Consolidated Edison, Inc., a utility company,
  Director
Phoenix Companies, Inc., a life insurance
  company, Director
Board Member/Trustee for several not-for-profit
  groups
Board member of 19 funds (27 if elected at
  the Meeting) in The Dreyfus Family of Funds
(24 portfolios and 36 if elected at the Meeting)

Joseph S. DiMartino (62)
Chairman of the Board
   DBF (1995)
   DCAMMF (1995)
   DCTMMF (1995)
   DGNMAF (1995)
   DINMBF (1995)
   DIMBF (1995)
   DMAMMF (1995)
   DMF (1995)
   DMMMF (1995)
   DNJMMF (1995)
   DNYBF (1995)
   DNYIBF (1995)
   DNYMMF (1995)
   DPAMMF (1995)
   DPCABF (1995)
   DPSF (2003)
SF (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Levcor International, Inc., an apparel fabric
  processor, Director
Century Business Services, Inc., a provider of
  outsourcing functions for small and medium size
  companies, Director
The Newark Group, a provider of a national
  market of paper recovery facilities, paperboard
   mills and paperboard converting plants, Director Sunair Services Corporation, engages in the design, manufacture and sale of high frequency
  systems for long-range voice and data
  communications, as well as provides certain
  outdoor-related services to homes and
  businesses, Director
Board member of 90 funds in The Dreyfus Family
  of Funds before and after the Meeting (189
portfolios, before and after the Meeting)

Joni Evans (64) Board Member DCTMMF (1990) DGNMAF (1985) DIMBF (1983) DMAMMF (1991) DMF (1991) DNJMMF (1988) DNYBF (1983) DNYIBF (1987) DNYMMF (1987) DPAMMF (1990) DPCABF (1983)	Principal, Joni Evans Ltd. Senior Vice President of the William Morris Agency (1993-2005)	Board member of 11 funds (19 if elected at the Meeting) in The Dreyfus Family of Funds (15 portfolios and 27 if elected at the Meeting)

Arnold S. Hiatt (79) Board Member DCTMMF (1990) DGNMAF (1985) DIMBF (1983) DMAMMF (1991) DMF (1991) DNJMMF (1988) DNYBF (1983) DNYIBF (1987) DNYMMF (1987) DPAMMF (1990) DPCABF (1983)	Chairman of the Stride Rite Charitable Foundation	Isabella Stewart Gardner Museum, Trustee
John Merck Fund, a charitable trust, Trustee
Business for Social Responsibility, Director
The A.M. Fund, Trustee
Board member of 11 funds (19 if elected at
  the Meeting) in The Dreyfus Family of Funds
(15 portfolios and 27 if elected at the Meeting)

Ehud Houminer (65) Board Member DBF (1994) DCAMMF (1996) DINMBF (1994) DMMMF (1994) DPSF (2003) SF (1996)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director
International Advisory Board to the MBA Program
  School of Management, Ben Gurion University,
  Chairman
  Explore Charter School, Brooklyn, NY, Chairman
Board member of 22 funds (33 if elected at the
  Meeting) in The Dreyfus Family of Funds (60
portfolios and 75 if elected at the Meeting)

Richard C. Leone (66) Board Member DBF (1976) DCAMMF (1976) DINMBF (1985) DMMMF (1980) DPSF (2003) SF (1984)	President of the Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	The American Prospect, Director
Center for American Progress, Director
Board member of 8 funds (19 if elected at the
  Meeting) in The Dreyfus Family of Funds (12
portfolios and 27 if elected at the Meeting)

Hans C. Mautner (68) Board Member DBF (1978) DCAMMF (1978) DINMBF (1985) DMMMF (1980) DPSF (2003) SF (1984)	President — International
  Division and an Advisory
  Director of Simon Property
  Group, a real estate
  investment company
  (1998-present)
Director and Vice Chairman of
  Simon Property Group (1998-
  2003)
Chairman and Chief Executive
  Officer of Simon Global
Limited (1999-present)	Capital and Regional PLC, a British co-investing
  real estate asset manager, Director
Member — Board of Managers of:
  Mezzacappa Long/Short Fund LLC
Board member of 8 funds (19 if elected at the
  Meeting) in The Dreyfus Family of Funds (12
portfolios and 27 if elected at the Meeting)

Robin A. Melvin (42) Board Member DBF (1995) DCAMMF (1995) DINMBF (1995) DMMMF (1995) DPSF (2003) SF (1995)	Director, Boisi Family foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances	Board member of 8 funds (19 if elected at the Meeting) in The Dreyfus Family of Funds (12 portfolios and 27 if elected at the Meeting)

Burton N. Wallack (55) Board Member DCTMMF (1991) DGNMAF (1991) DIMBF (1991) DMAMMF (1991) DMF (1991) DNJMMF (1991) DNYBF (1991) DNYIBF (1991) DNYMMF (1991) DPAMMF (1991) DPCABF (1991)	President and co-owner of Wallack Management Company, a real estate management company	Board member of 11 funds (19 if elected at the Meeting) in The Dreyfus Family of Funds (15 portfolios and 27 if elected at the Meeting)

John E. Zuccotti (69) Board Member DBF (1984) DCAMMF (1984) DINMBF (1985) DMMMF (1980) DPSF (2003) SF (1984)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Chairman of the Real Estate Board of New York	Emigrant Savings Bank, Director
Wellpoint, Inc., Director
Visiting Nurse Service of New York, Director
Columbia University, Trustee
Doris Duke Charitable Foundation, Trustee
Board member of 8 funds (19 if elected at the
  Meeting) in The Dreyfus Family of Funds (12
portfolios and 27 if elected at the Meeting)

           Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in The Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members of a Fund are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. For information on the amount of compensation paid to each current Board member by a Fund for the Fund’s last fiscal year, and paid by all funds in The Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2005, see Exhibit A to this Proxy Statement.

           Each Fund has a standing audit, nominating and compensation committee, each of which is comprised of the Fund’s Independent Board members. For information on the number of committee meetings held during a Fund’s last fiscal year, see Exhibit A to this Proxy Statement.

           The function of each Fund’s audit committee (the "Audit Committee") is to (i) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.

           Each Fund’s nominating committee is composed entirely of the Fund’s Independent Board members and is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. A copy of the Funds’ nominating committee charter is set forth in Exhibit B to this Proxy Statement.

           The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing/evaluation committee comprised of any one Board member. The function of the pricing/evaluation committee is to assist in valuing the Fund’s investments.

Required Vote

           For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

           The 1940 Act requires that each Fund’s independent registered public accounting firm (the "independent auditors") be selected by a majority of the Independent Board members of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of independent auditors for the Fund. The Audit Committee of DPSF recommended, and the Fund’s Board, including a majority of its Independent Board members, approved, the selection of PricewaterhouseCoopers LLP ("PWC"), and each other Fund’s Audit Committee recommended, and each such Fund’s Board, including a majority of its Independent Board members, approved the selection of Ernst & Young LLP ("Ernst & Young"), as such Fund’s independent auditors for the Fund’s current fiscal year. Representatives of Ernst & Young and PWC are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing the relevant Fund’s audited financial statements for the Fund’s most recently completed fiscal year, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Stockholders.

           Information regarding the audit and related fees that the independent auditors charged the Funds is set forth in Exhibit A.

           The Audit Committee for each Fund considered the compatibility of any non-audit services with the independence of PWC or Ernst & Young LLP, as the case may be.

Investment Adviser, Distributor and Transfer Agent

           Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser.

           Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor.

           Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as each Fund’s transfer and dividend disbursing agent.

Voting Information

           Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Certain Funds may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which is expected to cost approximately $65,000 plus any out of pocket expenses, such cost to be borne pro rata among such Funds based on their net assets. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

           If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal.

           If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

OTHER MATTERS

           No Fund’s Board is aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: August 2, 2006

SCHEDULE 1

           The following is a list of times at which each Fund’s meeting will be held. With respect to those Funds that are series funds, the list also identifies each such Fund’s series.

Name of Fund	Time of Stockholder Meeting

Dreyfus Bond Funds, Inc. - Dreyfus Municipal Bond Fund - Dreyfus Premier High Income Fund	2:30 p.m.

Dreyfus California Tax Exempt Money Market Fund, Inc.

Dreyfus Connecticut Municipal Money Market Fund, Inc.

Dreyfus GNMA Fund, Inc.

Dreyfus Insured Municipal Bond Fund, Inc.

Dreyfus Intermediate Municipal Bond Fund, Inc.

Dreyfus Massachusetts Municipal Money Market Fund	2:30 p.m. 3:30 p.m. 3:30 p.m. 2:30 p.m. 3:30 p.m. 3:30 p.m.

Dreyfus Municipal Funds, Inc.
- Dreyfus High Yield Municipal Bond Fund
- Dreyfus Premier Select Intermediate Municipal Bond Fund
- Dreyfus Premier Select Municipal Bond Fund
- Dreyfus BASIC Municipal Money Market Fund
- Dreyfus BASIC New Jersey Municipal Money Market Fund	3:30 p.m.

Dreyfus Municipal Money Market Fund, Inc.

Dreyfus New Jersey Municipal Money Market Fund, Inc.

Dreyfus New York Tax Exempt Bond Fund, Inc.

Dreyfus New York Tax Exempt Intermediate Bond Fund

Dreyfus New York Tax Exempt Money Market Fund

Dreyfus Pennsylvania Municipal Money Market Fund

Dreyfus Premier California Tax Exempt Bond Fund, Inc.	2:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m.

Dreyfus Premier Stock Funds - Dreyfus Premier International Equity Fund - Dreyfus Premier International Small Cap Fund - Dreyfus Premier Small Cap Equity Fund	2:30 p.m.

Strategic Funds, Inc. - Dreyfus Premier New Leaders Fund - Emerging Markets Opportunity Fund	2:30 p.m.

SCHEDULE 2

PERTAINING TO SHARE OWNERSHIP

           Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund’s outstanding voting securities (including series thereof) as of June 6, 2006. As of June 6, 2006, each Fund’s current Board members and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

Name of Fund and Number of Shares Outstanding	Name and Address of Stockholder	Amount of Shares Held	Percentage of Shares Held

DCAMMF 173,707,852.8050

Hare & Co.
c/o Bank of New York
Short Term Investment Funds
111 Sanderscreek Parkway
2nd Floor
E. Syracuse, NY 13057-1382

Wells Fargo Bank N.A.
733 Marquette Avenue
Minneapolis, MN 55479-0001

Bank of the West acting as fiduciary
P.O. Box 60078
	Los Angeles, CA 90060-0078	26,862,571.4600 18,848,405.7900 9,412,076.7300	15.4435% 10.8506% 5.4183%

DCTMMF 134,267,825.2000	Martin S. Davis & L.W. Davis P.O. Box 174 Westport, CT 06881-0174 Janney Montgomery Scott LLC 1801 Market Street Philadelphia, PA 19103-1628	10,305,347.3500 8,394,924.7300	7.6752% 6.2524%

DMAMMF 153,318,759.3730	Saturn & Co. c/o Investors Bank & Trust Company PO Box 9130 Boston, MA 02117-9130 Currier & Co. c/o Eastern Bank & Trust Co. 225 Essex Street Salem, MA 01970-3728	42,274,137.4300 12,905,935.9700	27.5727% 8.4177%

DMMMF 942,906,742.8850

Hare & Co.
c/o Bank of New York
Short Term Investment Funds
111 Sanderscreek Parkway
2nd Floor
E. Syracuse, NY 13057-1382

Dwight D. Sipprelle & Susan M. Sipprelle
155 Lincoln Street
	Englewood, NJ 07631-3120	462,985,330.3500 84,444,342.9000	49.1019% 8.9557%

DNJMMF 362,413,225.3810	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanderscreek Parkway 2nd Floor E. Syracuse, NY 13057-1382	45,818,107.1400	12.6425%

DNYMMF 287,476,167.1290	Mac & Co. Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	47,602,006.2300	16.5586%

DPAMMF 197,095,629.9230	Janney Montgomery Scott LLC 1801 Market Street Philadelphia, PA 19103-1628	124,929,463.8000	63.3852%

SF 24,909,152.4370	AMVESCAP National Trust Co. Agent for Fleet National Bank FBO National Cable Comm 401k Plan P.O. Box 105779 Atlanta, GA 30348-5779	1,367,784.9340	5.4911%

EXHIBIT A

Part I

           Part I sets forth information regarding the current Board members and Nominees, Board and committee meetings, and independent auditor fees for the Funds as indicated.

           The table below indicates the dollar range of each current Board member’s (including Board Members who are Nominees) ownership of shares of each Fund (including series thereof) and the aggregate dollar range of shares of other funds in The Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

David W. Burke
William Hodding Carter III
Gordon J. Davis
Joseph S. DiMartino
Joni Evans
Arnold S. Hiatt
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Melvin
Burton N. Wallack
John E. Zuccotti	DBF None None None None None None None $50,001-$100,000 Over $100,000 None None None	DCAMMF None None None None None None None None None None None None	DCTMMF None None None None None None None None None None None None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

David W. Burke
William Hodding Carter III
Gordon J. Davis
Joseph S. DiMartino
Joni Evans
Arnold S. Hiatt
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Melvin
Burton N. Wallack
John E. Zuccotti	DGNMAF None None None None $10,0001-$50,000 None None None None None None None	DINMBF None None None None None None None None None None None None	DIMBF None None None None None None None None None None None None	DMAMMF None None None None None None None None None None None None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

David W. Burke
William Hodding Carter III
Gordon J. Davis
Joseph S. DiMartino
Joni Evans
Arnold S. Hiatt
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Melvin
Burton N. Wallack
John E. Zuccotti	DMF None None None Over $100,000 None None None None None None None None	DMMMF None None None None $10,001-$50,000 None None $50,001-$100,000 None None None $1-$10,000	DNJMMF None None None None None None None None None None None None	DNYBF None None None None None None None None None None None None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

David W. Burke
William Hodding Carter III
Gordon J. Davis
Joseph S. DiMartino
Joni Evans
Arnold S. Hiatt
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Melvin
Burton N. Wallack
John E. Zuccotti	DNYIBF None None None None None None None None None None None None	DNYMMF None None None None None None None None None None None None	DPAMMF None None None None None None None None None None None None	DPCABF None None None None None None None None None None None None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund	Dollar Range of Aggregate Holding of Funds in The Dreyfus Family of Funds

David W. Burke
William Hodding Carter III
Gordon J. Davis
Joseph S. DiMartino
Joni Evans
Arnold S. Hiatt
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Melvin
Burton N. Wallack
John E. Zuccotti	DPSF None None None None None None $10,001-$50,000 None None None None None	SF None None None None None None $1-$10,000 $1-$10,000 None None None Over $100,000	Over $100,000 None $50,001-$100,000 Over $100,000 $10,001-$50,000 None Over $100,000 Over $100,000 Over $100,000 None None Over $100,000

           As of June 6, 2006, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

           The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund’s last fiscal year are as follows:

Name of Fund DBF DCAMMF* DCTMMF DGNMAF DINMBF DIMBF DMAMMF* DMF DMMMF DNJMMF* DNYBF DNYIBF DNYMMF DPAMMF* DPCABF DPSF SF	Number of Board Meetings 5 5 4 5 5 6 5 6 6 5 6 6 6 4 6 5 5	Number of Audit Committee Meetings 4 4 3 4 4 4 4 4 4 4 4 4 4 3 4 6 4	Number of Nominating Committee Meetings 1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0	Number of Compensation Committee Meetings 1 0 0 0 0 0 0 1 0 0 0 0 0 0 0 1 0

___________________
* During the period each of the Funds changed its fiscal year end to November 30.

           During each Fund’s last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period s/he was a Board member) and 75% of the meetings held by a committee of the Board of each Fund on which s/he served (during the period that s/he served).

COMPENSATION TABLE

           Each Fund currently pays its Board members its allocated portion of an annual retainer of $30,000 and of a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members.

           The aggregate amount of compensation paid to each current Board member by each Fund for the Fund’s last fiscal year, and by all funds in The Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2005, were as follows:

Name of Board Member	Aggregate Compensation From Each Fund*	Total Compensation From the Funds and Fund Complex(**)

David W. Burke DBF DCAMMF DCTMMF DGNMAF DINMBF DIMBF DMAMMF DMF DMMMF DNJMMF DNYBF DNYIBF DNYMMF DPAMMF DPCABF DPSF SF	$20,651 $1,314 $1,147 $6,382 $1,153 $6,910 $1,167 $7,003 $6,908 $2,785 $10,554 $2,632 $2,181 $1,150 $10,793 $1,064 $7,990	$287,500 (84)

William Hodding Carter III DBF DCAMMF DINMBF DMMMF DPSF SF	$20,651 $1,314 $1,144 $6,908 $1,064 $7,990	$51,000 (11)

Gordon J. Davis DCTMMF DGNMAF DIMBF DMAMMF DMF DNJMMF DNYBF DNYIBF DNYMMF DPAMMF DPCABF	$1,147 $6,382 $6,910 $1,167 $7,003 $2,785 $10,554 $2,632 $2,181 $1,150 $10,793	$100,500 (24)

Joseph S. DiMartino DBF DCAMMF DCTMMF DGNMAF DINMBF DIMBF DMAMMF DMF DMMMF DNJMMF DNYBF DNYIBF DNYMMF DPAMMF DPCABF DPSF SF	$25,833 $1,643 $1,431 $7,978 $1,430 $8,640 $1,457 $8,743 $8,635 $3,489 $13,198 $3,286 $2,724 $1,432 $13,493 $1,330 $10,025	$833,262 (190)

Joni Evans DCTMMF DGNMAF DIMBF DMAMMF DMF DNJMMF DNYBF DNYIBF DNYMMF DPAMMF DPCABF	$1,147 $6,382 $6,910 $1,167 $7,003 $2,785 $10,554 $2,632 $2,181 $1,150 $10,793	$50,000 (15)

Arnold S. Hiatt DCTMMF DGNMAF DIMBF DMAMMF DMF DNJMMF DNYBF DNYIBF DNYMMF DPAMMF DPCABF	$1,060 $5,874 $6,403 $1,074 $6,475 $2,574 $9,770 $2,437 $2,012 $1,103 $9,997	$46,000 (15)

Ehud Houminer DBF DCAMMF DINMBF DMMMF DPSF SF	$18,755 $1,314 $1,052 $6,829 $564 $7,990	$103,750 (37)

Richard C. Leone DBF DCAMMF DINMBF DMMMF DPSF SF	$18,956 $1,210 $1,052 $6,908 $1,064 $7,319	$47,000 (11)

Hans C. Mautner DBF DCAMMF DINMBF DMMMF DPSF SF	$18,956 $1,314 $1,052 $6,908 $1,064 $7,990	$51,000 (11)

Robin A. Melvin DBF DCAMMF DINMBF DMMMF DPSF SF	$19,077 $1,106 $1,144 $6,908 $978 $6,654	$43,000 (11)

Burton N. Wallack DCTMMF DGNMAF DIMBF DMAMMF DMF DNJMMF DNYBF DNYIBF DNYMMF DPAMMF DPCABF	$1,147 $6,382 $6,910 $1,167 $7,003 $2,785 $10,554 $2,632 $2,181 $1,150 $10,793	$50,000 (15)

John E. Zuccoti DBF DCAMMF DINMBF DMMMF DPSF SF	$20,651 $1,314 $1,144 $6,908 $1,064 $7,990	$51,000 (11)

_________________

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $49,132.

**	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member served.

PERTAINING TO THE INDEPENDENT AUDITORS

          Set forth below for each Fund’s last two fiscal years are the amounts the respective independent auditor billed for (i) services rendered in connection with the annual audit of the Fund’s financial statements ("Audit Fees"), (ii) assurance and services rendered that are reasonably related to the performance of the audit or review of the Fund’s financial statements ("Audit-Related Fees"); (iii) professional services rendered for tax compliance, tax planning and tax advice, including primarily the review of each Fund’s tax returns ("Tax Fees"); (iv) other products and services provided ("All Other Fees"); and (v) non-audit services provided to affiliates of Dreyfus ("Aggregate Non-Audit Fees").

Name of Fund	Fiscal Year Ended	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees Paid by Service Affiliates*
DBF	8/31/2004	$67,620	$4,500	$7,969	$2,025	$557,202
	8/31/2005	$73,301	$4,725	$6,493	$1,863	$1,013,651
DCAMMF	3/31/2005	$31,756	$0	$2,490	$59	$605,451
	3/31/2006	$33,265	$0	$3,005	$58	$769,395
DCTMMF	11/30/2004	$30,555	$178,500	$2,674	$88	$653,655
	11/30/2005	$66,244	$0	$2,788	$71	$917,339
DGNMAF	04/30/2005	$51,447	$4,725	$4,073	$1,439	$686,197
	04/30/2006	$53,892	$5,122	$3,474	$1,404	$718,507
DINMBF	4/30/2005	$29,480	$0	$2,670	$116	$686,197
	4/30/2006	$30,881	$0	$3,220	$117	$718,507
DIMBF	05/31/2004	$0	$273,500	$3,498	$773	$611,435
	05/31/2005	$0	$0	$3,425	$651	$811,636
DMAMMF	11/30/2004	$29,295	$178,500	$2,674	$63	$653,655
	11/30/2005	$63,512	$0	$2,783	$52	$917,339
DMF	08/31/2004	$107,310	$218,500	$11,745	$306	$557,202
	08/31/2005	$116,324	$0	$11,829	$275	$1,013,651
DMMMF	5/31/2005	$37,675	$0	$3,000	$288	$811,636
	5/31/2006	$39,466	$0	$3,006	$282	$586,749
DNJMMF	11/30/2004	$30,030	$178,500	$2,674	$281	$653,655
	11/30/2005	$65,106	$0	$2,851	$231	$917,339
DNYBF	05/31/2004	$37,485	$273,500	$3,589	$864	$611,435
	05/31/2005	$40,634	$0	$3,517	$742	$811,636
DNYIBF	05/31/2004	$27,195	$273,500	$2,960	$235	$611,435
	05/31/2005	$29,480	$0	$2,974	$199	$811,636
DNYMMF	05/31/2004	$32,130	$273,500	$2,900	$175	$611,435
	05/31/2005	$34,829	$0	$2,859	$147	$811,636
DPAMMF	11/30/2004	$29,085	$178,500	$2,674	$59	$653,655
	11/30/2005	$63,056	$0	$2,782	$49	$917,339
DPCABF	05/31/2004	$37,485	$273,500	$3,345	$620	$611,435
	05/31/2005	$40,634	$0	$3,873	$700	$811,636
DPSF	9/30/2004	$47,635	$0	$25,425	$0	$0
	9/30/2005	$46,400	$0	$16,500	$0	$75,000
SF	12/31/2004	$26,775	$4,500	$4,581	$2,000	$592,101
	12/31/2005	$29,024	$4,725	$3,284	$1,665	$758,091

_________________

* For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee.

           Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the independent auditor’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the independent auditor’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

           Registered Public Accounting Firm Independence. Each Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining the independent auditor’s independence.

* * * *

Part II

Part II sets forth information relevant to the officers of each Fund.

Name (Age) Position with the Funds (Since)	Principal Occupation During Past 5 Years

STEPHEN E. CANTER (60) President (2000)	Chairman of the Board and Chief Executive Officer of Dreyfus, and an officer of 90 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus.

STEPHEN R. BYERS (52) Executive Vice President (2002)	Chief Investment Officer, Vice Chairman and a director of Dreyfus, and an officer of 90 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director, Board member or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus.

MARK N. JACOBS (60) Vice President (2000)	Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

MICHAEL A. ROSENBERG (46) Vice President and Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

JAMES BITETTO (40) Vice President and Assistant Secretary (2005)	Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

JONI LACKS CHARATAN (50) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

JOSEPH M. CHIOFFI (44) Vice President and Assistant Secretary (2005)	Assistant General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

JANETTE E. FARRAGHER (43) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

JOHN B. HAMMALIAN (43) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

ROBERT R. MULLERY (54) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

JEFF PRUSNOFSKY (41) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

JAMES WINDELS (47) Treasurer (2001)	Director — Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

GAVIN C. REILLY (37) Assistant Treasurer (2005)	Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

ROBERT SVAGNA (39) Assistant Treasurer (2005)	Senior Accounting Manager — Equity Funds of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

ROBERT S. ROBOL (42) Assistant Treasurer (2005)	Senior Accounting Manager — Money Market and Municipal Bond Funds of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

ERIK D. NAVILOFF (37) Assistant Treasurer (2005)	Senior Accounting Manager — Taxable Fixed Income Funds of Dreyfus, and an officer of 91 investment companies (comprised of 202 portfolios) managed by Dreyfus.

WILLIAM GERMENIS (35) Anti-Money Laundering Compliance Officer (2002)	Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 198 portfolios) managed by Dreyfus

JOSEPH W. CONNOLLY (48) Chief Compliance Officer (2004)	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (91 investment companies, comprised of 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

           The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

* * * *

Part III

           Part III sets forth information for each Fund regarding the beneficial ownership of its shares by Nominees, current Board members and officers of the Fund. As of December 31, 2005, each Fund’s current Board members and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

           As of June 7, 2006, the following Nominees, current Board members and officers owned shares in the Funds as indicated below:

Name of Board Member, Nominee or Officer	Fund	Amount of Beneficial Ownership

David Burke*	SF	3,834.5360 shares

Ehud Houminer**	SF DPSF	94.1561 shares 1,174.0640 shares

Hans C. Mautner**	DBF	25,940.1000 shares

Richard C. Leone*	DMMMF DBF SF	56,640.5400 shares 6,270.5000 shares 201.1171 shares

Joseph S. DiMartino*	DMF	189,324.9400 shares

John E. Zuccotti*	SF DMMMF	3,191.4050 shares 1,058.6600 shares

James Bitetto*	DNYMMF	72,731.2000 shares

Janette E. Farragher*	SF DNYBF	554.3440 shares 9,980.9930 shares

John B. Hammalian*	DBF DMF	431.0910 shares 1,341.3280 shares

Stephen E. Canter*	DMMMF DNYIBF	95,286.2200 shares 13,885.3888 shares

Mark N. Jacobs*	SF	2,127.9660 shares

Joseph W. Connolly*	DNYIBF	13,003.0350 shares

* As of June 7, 2006.

** As of December 31, 2005.

* * *

EXHIBIT B

NOMINATING COMMITTEE CHARTER AND PROCEDURES
THE DREYFUS FAMILY OF FUNDS
(each, the "Fund")

ORGANIZATION

The Nominating Committee (the "Committee") of each Fund shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

DREYFUS BOND FUNDS, INC.
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS PREMIER STOCK FUNDS
STRATEGIC FUNDS, INC.

           The undersigned stockholder(s) of ____________________ (the "Fund"), hereby appoint(s) John B. Hammalian and Cristina A. Meiser, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 18, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 2:30 p.m., on September 20, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

           1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

Nominees for Election are: Gordon J. Davis, Joni Evans, Arnold S. Hiatt and Burton N. Wallack.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS GNMA FUND, INC.
DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
DREYFUS MUNICIPAL FUNDS, INC.
DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

           The undersigned stockholder(s) of ____________________ (the "Fund"), hereby appoint(s) John B. Hammalian and Cristina A. Meiser, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 18, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 3:30 p.m., on September 20, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

           1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

Nominees for Election are: David W. Burke (Dreyfus Municipal Funds, Inc. only), William Hodding Carter III, Ehud Houminer, Richard C. Leone, Hans C. Mautner, Robin A. Melvin and John E. Zuccoti.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

FOUR EASY WAYS TO VOTE YOUR PROXY

1.	Call Toll-Free 1-888-221-0697, enter the control number listed below and follow the recorded instructions; or

2.	Visit the Internet website www.proxyvote.com, enter the control number listed below and follow the instructions on the website; or

3.	Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope. * * CONTROL NUMBER: _______________

THIS PROXY IS SOLICITED BY THE FUND’S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged.

Dated: ____________, 2006 __________________________ Signature(s) __________________________ Signature(s)

If you are NOT voting by Telephone or Internet, Please Sign,
Date and Return the Proxy Card
Promptly Using the Enclosed Envelope